SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934
                              ----------------


     Date of Report (date of earliest event reported): January 28, 2002


                                ZiLOG, INC.
           (Exact Name of Registrant as Specified in its Charter)


    Delaware                      001-13748                      13-3092996
(State or Other            (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                             Identification No.)
Incorporation or
Organization)


                              532 Race Street
                         San Jose, California 95126
            (Address of Principal Executive Offices) (Zip Code)


                               (408) 558-8500
             Registrant's telephone number including area code

                               Not Applicable
       (Former name or former address, if changed since last report)




Item 5.  Other Events.

On January 28, 2002, ZiLOG, Inc. (the "Company") commenced a solicitation of votes on a joint prepackaged reorganization plan (the "Plan") from (i) holders of the Company's outstanding 9 1/2% Senior Secured Notes due 2005 ("Senior "Notes") and (ii) holders of the Company's outstanding series A cumulative preferred stock. The Plan is designed to significantly deleverage the Company's capital structure, reduce the Company's debt service requirements, and enhance the Company's ability to grow its business. Implementation of the Plan requires acceptances from (i) holders of at least two-thirds of the outstanding principal amount and a majority in number of holders of the Senior Notes and (ii) holders of at least two-thirds of the outstanding principal amount of the Company's outstanding series A cumulative preferred stock.

The Company issued a press release on January 29, 2002. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

The Offering Memorandum and Disclosure Statement, which describes the solicitation of votes as well as the Plan, is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K and the exhibits attached hereto include "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press releases are "forward-looking" rather than "historic." The Current Report on Form 8-K and the exhibits attached hereto contain forward-looking statements, including financial projections, that involve risks and uncertainties concerning the Company's expected financial performance, as well as the Company's strategic and operational plans. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. More information about potential factors that could affect the Company's business and financial results is included in the Offering Memorandum and Disclosure Statement and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and the Quarterly Reports on Form 10-Q for the three, six and nine-month periods ended September 30, 2001 which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission's website (http://www.sec.gov).


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         99.1     Press release dated January 30, 2002 by ZiLOG, Inc.

         99.2 Offering Memorandum and Disclosure Statement describing ZiLOG, Inc.'s Chapter 11 Plan of Reorganization dated January 28, 2002 (including ZiLOG, Inc.'s Chapter 11 Plan of Reorganization and all exhibits thereto, except for filings under the Securities Exchange Act of 1934).






                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ZiLOG, INC.



                                  By: /s/ Perry Grace
                                      _________________________________________
                                      Perry Grace
                                      Vice President and Chief Financial Officer

Date: January 30, 2002





                             INDEX TO EXHIBITS


     Exhibit No.        Description
     -----------        -----------
         99.1           Press release dated January 30, 2002 by ZiLOG, Inc.
         99.2           Offering Memorandum and Disclosure Statement
                        describing ZiLOG, Inc.'s Chapter 11 Plan of
                        Reorganization dated January 28, 2002 (including
                        ZiLOG, Inc.'s Chapter 11 Plan of Reorganization and all exhibits thereto, except for filings under the Securities Exchange Act of 1934).